Exhibit 99.2

LOWE'S Q4 2021 RESULTS

Financial Highlights

$21.3B
IN SALES
+5.1%

+5.1%
U.S. COMP SALES

32.93%
GROSS MARGIN
+115 basis points

8.67%
OPERATING MARGIN
+117 basis points

$1.78
DILUTED EPS
+35% vs. LY

WE RETURNED
$4.5 BILLION
to our shareholders through dividends and share repurchases

U.S. Comparable Sales Summary

-4.4% COMP TRANSACTIONS
2-YR Comp +9.8%

+9.5% COMP **$95.66** AVERAGE TICKET

+11.5% LOWES.COM SALES GROWTH

U.S. Monthly Comp Performance



+8.1%
+23.8%
NOV
+7.4%
+28.0%
DEC
-1.3%
+35.7%
JAN
2021
2020

Monthly Comp Performance



+7.5%
+23.9%
NOV
+7.1%
+27.4%
DEC
-0.7%
+34.3%
JAN
2021
2020

Comp Sales by Ticket Size



>$500
15.6%
$50–$500
0.9%
<$50 -6.8%

Product Category Performance

2-Year Comp over **18%** in all product categories

ABOVE COMPANY AVERAGE (vs. Q4 2020)

- BUILDING MATERIALS
- LUMBER
- ELECTRICAL
- MILLWORK
- FLOORING
- ROUGH PLUMBING
- LAWN AND GARDEN
- SEASONAL & OUTDOOR LIVING

Total Home Strategy Updates

LOWE'S MVPs

- Launched **MVPs Pro Rewards** and Partnership Program
- Expanded **Market Delivery Model** to Carolina region (3rd market)
- Expanded **Coastal Holding Facility** network to better manage imported product flow
- Upgraded **Store Inventory Management System** to improve inventory visibility

"We delivered another year of outstanding performance in 2021, with **comparable sales up 6.9%,** and drove over **170 basis points of operating margin improvement.** I would like to **thank our front-line associates** for their tremendous efforts this year."

– Marvin R. Ellison, Chairman & CEO

Associates & Communities

Awarded a discretionary year-end bonus of **$265 million to front-line associates in recognition of their efforts** in 2021

All **15 Regions** Delivered 2-year Comp Growth over **21%**

FY 2021 RESULTS

Financial Highlights

$96.3B IN SALES +7.4%

UP **$6.7B** FROM 2020

+6.5% U.S. COMP SALES

33.30% GROSS MARGIN +29 basis points

12.56% OPERATING MARGIN +179 basis points

$12.04
+55% vs. LY DILUTED EPS
+36% vs. LY ADJUSTED DILUTED EPS[1]

WE RETURNED **$15.1 BILLION** to our shareholders through dividends and share repurchases

[1]Adjusted Diluted EPS is a non-GAAP financial measure. Refer to ir.lowes.com for a reconciliation of non-GAAP measures.

U.S. Comparable Sales Summary

-4.0% COMP TRANSACTIONS
2-YR Comp +10.2%

+10.5% COMP $94.19 AVERAGE TICKET

+18.4% LOWES.COM SALES GROWTH

All **15 Regions** Delivered Positive Comps with 2-year Comps over **22%**

FORTUNE WORLD'S MOST ADMIRED SPECIALTY RETAILERS 2021 LOWE'S #1

#1 Specialty Retailer for the second consecutive year– which is a first for Lowe's

LOWE'S 100 YEARS OF IMPROVEMENT

In 2021, we celebrated our centennial with a $10 million investment in community impact projects for 100 Hometowns across the country

Product Category Performance

All Product Categories Drove Two-year Comps above 19%

ABOVE COMPANY AVERAGE (vs. FY 2020)

- APPLIANCES
- DECOR
- ELECTRICAL
- FLOORING
- KITCHENS & BATH
- LUMBER
- MILLWORK
- ROUGH PLUMBING
- SEASONAL & OUTDOOR LIVING

Total Home Strategy Updates

Migrated **Lowes 4 Pros** to the cloud with enhanced features, faster updates, improved site stability, and more personalized offers for the Pro

LOWE'S 4PROS PRO GROWTH OF +24%

Enhanced our **Online** capabilities with **visualization and configuration tools** including:

- Lowe's Kitchen Design Tool®
- Measure Your Space™

Expanded our **Private Brand** offering to deliver customer value, create differentiation, and improve margin allen + roth, KOBALT, Style Selections, STAINMASTER, Origin21

Expanded **our supply chain network:**

- Launched Market Delivery Model
- Opened new Coastal Holding Facilities and e-commerce fulfillment centers

Total Home Strategy Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home Market Share Acceleration Drive Pro penetration Accelerate online business Expand installation services Drive localization Elevate assortment

2021 Reconciliation of Non-GAAP Measure Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures and considers them to be important supplemental measures of the Company's performance. The Company has presented the non-GAAP financial measure of adjusted diluted earnings per share for comparing its operating performance to the fiscal year ended January 29, 2021. This measure excludes the impact of discrete items, further described below, not contemplated in Lowe's Business Outlook for fiscal 2020. This non-GAAP financial measure should not be considered an alternative to, or more meaningful indicator of, the Company's diluted earnings per share as prepared in accordance with GAAP. The Company's method of determining this non-GAAP financial measure may differ from the methods used by other companies and may not be comparable. Fiscal 2020 Impacts During fiscal 2020, the Company recognized financial impacts from the following discrete items, not contemplated in the Company's Business Outlook for the fiscal year: • Beginning in the third quarter of fiscal 2019, the Company began a strategic review of its Canadian operations, and in the fourth quarter of fiscal 2019, the Company announced additional actions to improve future performance and profitability of its Canadian operations. As a result of this review and related actions, the Company recognized pre-tax operating costs of $45 million related to inventory write-downs and other closing costs in fiscal 2020 (Canada restructuring), and; • In the third quarter of fiscal 2020, the Company recognized a $1.1 billion loss on extinguishment of debt in connection with the cash tender offers on an aggregate principal amount of $3.0 billion in outstanding notes (Loss on extinguishment of debt). The following provides a reconciliation of the Company's non-GAAP financial measure to the most directly comparable GAAP financial measure: Year Ended January 29, 2021 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 7.75 Canada restructuring 0.06 — 0.06 Loss on extinguishment of debt 1.41 (0.36) 1.05 Adjusted Diluted Earnings Per Share $ 8.86 1 Represents the corresponding tax benefit or expense related to the item excluded from adjusted diluted earnings per share.